P  R  O  S  P  E  C  T  U  S
                                 April 30, 1997

                            THE YACKTMAN FUNDS, INC.
                            303 West Madison Street
                          Chicago, Illinois 60606-3308
                                 1-800-525-8258

The Yacktman Funds, Inc. (the "Company") is an open-end management investment company, commonly known as a mutual fund. The Company presently consists of two investment portfolios designed to offer investors a choice of equity-oriented investment opportunities. Each investment portfolio is individually referred to as a "Fund" and collectively as the "Funds."

THE YACKTMAN FUND seeks long-term growth of capital, with current income as a secondary objective. The Yacktman Fund is diversified and invests primarily in equity securities of companies with market capitalizations of $1 billion or more.

THE YACKTMAN FOCUSED FUND seeks long-term growth of capital, with current income as a secondary objective. The Yacktman Focused Fund is non-diversified and invests primarily in equity securities of companies with market capitalizations of $1 billion or more. At any time The Yacktman Focused Fund may be invested in a relatively limited number of securities.

This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Funds have filed with the Securities and Exchange Commission.

A Statement of Additional Information, dated April 30, 1997, which is a part of such Registration Statement, is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing to the address, or calling the telephone number, stated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997 AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE YACKTMAN FUNDS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                               TABLE OF CONTENTS

Summary............................................................... 3
Expense Summary....................................................... 3
Shareholder and Fund Expenses......................................... 4
Financial Highlights.................................................. 5
The Funds............................................................. 6
Objective and Investment Approach..................................... 6
Management of the Funds...............................................11
Purchase of Shares....................................................12
Retirement Plans......................................................15
Exchange Privilege....................................................16
Redemption of Shares..................................................17
Systematic Withdrawal Plan............................................20
Determination of Net Asset Value......................................20
Dividends and Distributions...........................................21
Taxes.................................................................21
Capital Structure.....................................................22
Shareholder Reports...................................................23
Fund Performance......................................................23


                                 S U M M A R Y

INVESTMENT OBJECTIVE
   The investment objective of each Fund is to produce long-term growth of capital, with current income as a secondary objective. Each Fund seeks to obtain its primary investment objective by investing in common stocks, convertible securities, American Depository Receipts and fixed income securities. The Yacktman Focused Fund may also purchase put options on specific stocks in its portfolio to hedge against loss. Each Fund seeks to obtain its secondary investment objective by investing in dividend paying common stocks, convertible securities, fixed income securities and short-term money market instruments. Each Fund may lend its portfolio securities and The Yacktman Focused Fund may write put options. In periods when management believes the markets are favorable for common stocks, the greater portion of each Fund's investments will usually be in that type of security. A Fund's investments are subject to market risk and the value of its shares will fluctuate with changing market valuations of its portfolio holdings. The Yacktman Focused Fund may leverage its investments and is non-diversified. See "OBJECTIVE AND INVESTMENT APPROACH."

INVESTMENT ADVISER
   Yacktman Asset Management Co. is the investment adviser (the "Adviser") of the Funds. The Adviser was organized in April 1992 and acts as the investment adviser to individuals and institutional clients with investment portfolios of approximately $1.5 billion. See "MANAGEMENT OF THE FUNDS."

PURCHASES AND REDEMPTIONS
   Shares of the Funds are sold and redeemed at net asset value, without the imposition of any sales or redemption charges. The minimum initial investment is $2,500 (except for Individual Retirement Accounts and Automatic Investment Plans, where the minimum is $500). The minimum subsequent investment is $100. These minimums may be waived in the case of qualified retirement plans. See "PURCHASE OF SHARES" and "RETIREMENT PLANS." Shares of the Funds may be exchanged for shares of the Portico Money Market Fund, the Portico U.S. Government Money Market Fund and the Portico Tax-Exempt Money Market Fund, at their relative net asset values. See "EXCHANGE PRIVILEGE."

SHAREHOLDER SERVICES
   Questions regarding the Funds may be directed to the Fund at 1-800-525-8258. Inquiries regarding an investor's account should be directed to the Funds' Transfer Agent at 1-800-457-6033.



                         E X P E N S E   S U M M A R Y

   The following table is intended to assist you in understanding the various expenses that an investor bears, directly or indirectly, by being a shareholder of the Funds. They should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. For an explanation of management and 12b-1 fees, see "MANAGEMENT OF THE FUNDS" and "PURCHASE OF SHARES." The example assumes a 5% annual rate of return pursuant to the requirement of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Funds.


            S H A R E H O L D E R  A N D   F U N D   E X P E N S E S

                                                 THE YACKTMAN   THE YACKTMAN
                                                     FUND       FOCUSED FUND

SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases .......    None            None
 Maximum Sales Load Imposed on
   Reinvested Dividends ........................    None            None
 Deferred Sales Load ...........................    None            None
 Redemption Fees<F1>............................    None            None
 Exchange Fee<F2>...............................    None            None

ANNUAL OPERATING EXPENSES<F3>
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Management Fees ...............................   0.64%           1.00%
 12b-1 Fees ....................................   0.07%<F4>        None
 Other Expenses (net of reimbursement) .........   0.24%            0.25%<F5>
 Total Fund Operating Expenses before
   Expense Reductions (net of reimbursement) ...    0.96%<F5><F6>   1.25%<F5>
 Total Fund Operating Expenses after
   Expense Reductions (net of reimbursement) ...    0.90%<F5><F6>   1.25%<F5>

EXAMPLE:
 You would pay the following expenses on a $1,000
 investment, assuming (i) 5% annual return and
 (ii) redemption at the end of each time period
 1 year ........................................     $10             $13
 3 years .......................................      31              41
 5 years .......................................      55
 10 years ......................................     121

<F1>A fee of $12.00 is charged for each wire redemption.

<F2>A fee of $5.00 is charged for each telephone exchange.

<F3>For the year ended December 31, 1996 for The Yacktman Fund. For The Yacktman
    Focused Fund "Other Expenses" are estimated as The Yacktman Focused Fund did not commence operations until April 30, 1997.

<F4>In any year, 12b-1 Fees will not exceed 0.25%. Payments under the 12b-1 Plan may be made only with respect to shares beneficially owned by eligible distributors' brokerage clients who became shareholders PRIOR TO DECEMBER 31, 1992.

<F5>Total Fund Operating Expenses INCLUDE Management Fees, 12b-1 Fees and Other
    Expenses. The Adviser will waive its management fees to the extent necessary to insure that Total Fund Operating Expenses before Expense Reductions for THE YACKTMAN FOCUSED FUND DO NOT EXCEED 1.25% OF AVERAGE NET ASSETS. Absent reimbursement from the Adviser, "Other Expenses" for The Yacktman Focused Fund are estimated to be 0.50% of average net assets and Total Fund Operating Expenses before Expense Reductions are estimated to be 1.50% of average net assets.

<F6>The Adviser has directed certain portfolio trades of The Yacktman Fund to a broker at best price and execution and has generated soft dollar credits to be used against sub-transfer agency fees.


                     F I N A N C I A L  H I G H L I G H T S

   The financial information for a share of The Yacktman Fund outstanding during the periods specified in the following table has been derived from the financial records of The Yacktman Fund which have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified and is included in the Annual Report to Shareholders. The table should be read in conjunction with the financial statements and related notes included in the Annual Report to Shareholders. Further information about the performance of the Funds is also contained in the Annual Report to Shareholders, copies of which may be obtained without charge upon request.


                                                                                                                  JULY 6, 1992<F1>
                                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                                      DEC. 31, 1996  DEC. 31, 1995  DEC. 31, 1994   DEC. 31, 1993  DEC. 31, 1992
Net asset value, beginning of period.................    $  12.09       $  10.05      $    9.56       $  10.39       $  10.00
Income from investment operations:
  Net investment income .............................        0.24           0.22           0.22           0.14           0.05
  Net realized and unrealized gains
    (losses) on investments..........................        2.90           2.81           0.61         (0.83)           0.42
                                                          -------        -------        -------        -------        -------
  Total from investment operations ..................        3.14           3.03           0.83         (0.69)           0.47
                                                          -------        -------        -------        -------        -------
Less distributions:
  Dividends from net investment income ..............      (0.24)         (0.22)         (0.22)         (0.14)         (0.05)
  Distributions from net realized gains .............      (1.65)         (0.77)         (0.12)                        (0.03)
                                                          -------        -------        -------        -------        -------
  Total distributions ...............................      (1.89)         (0.99)         (0.34)         (0.14)         (0.08)
                                                          -------        -------        -------        -------        -------
  Net asset value, end of period ....................    $  13.34       $  12.09       $  10.05       $   9.56       $  10.39
                                                          =======        =======        =======        =======        =======
Total Return.........................................      26.02%         30.42%          8.80%        (6.58)%          4.72%<F2>
                                                          =======        =======        =======        =======        =======
Supplemental data and ratios:
  Net assets, end of period (000s) ..................    $755,617       $566,723       $295,133       $143,024       $ 74,666
                                                          =======        =======        =======        =======        =======
  Ratio of expenses to average net assets<F3> .......       0.96%          0.99%          1.07%          1.18%          1.18%<F4>
                                                          =======        =======        =======        =======        =======
  Ratio of expenses to average net assets after
    expense reductions<F3>...........................       0.90%          0.91%          1.07%          1.18%          1.18%<F4>
                                                          =======        =======        =======        =======        =======
  Ratio of net income to average net assets after
    expense reductions<F3>...........................       1.80%          2.02%          2.49%          1.61%          1.49%<F4>
                                                          =======        =======        =======        =======        =======
  Portfolio turnover rate ...........................      58.54%         55.37%         49.44%         61.14%         30.94%
                                                          =======        =======        =======        =======        =======
  Average commission rate paid per share ............    $ 0.0550            N/A            N/A            N/A            N/A
                                                          =======        =======        =======        =======        =======

<F1>Commencement of operations.

<F2>Not annualized for the period July 6, 1992 through December 31, 1992.

<F3>The Adviser has directed certain portfolio trades of The Yacktman Fund to a broker at best price and execution and has generated soft dollar credits to be used against sub-transfer agency fees. Shareholders benefited under this arrangement as the net expenses of The Yacktman Fund do not include such sub-transfer agency fees.

<F4>Annualized.




                                T H E  F U N D S

   The Yacktman Funds, Inc. (the "Company"), a Maryland corporation, was organized on April 6, 1992. The Company is an open-end, management investment company registered under the Investment Company Act of 1940 (the "Act"). The Company presently consists of two portfolios: The Yacktman Fund (diversified) and The Yacktman Focused Fund (non-diversified) (each investment portfolio is individually referred to as a "Fund" and collectively as the "Funds"). The
Funds offer a choice of equity-oriented investment opportunities.
    Each Fund obtains its assets by continuously selling its shares to the public. Proceeds from such sales are invested by the Funds in securities of other companies. The resources of many investors are thus combined and each individual investor has an interest in every one of the securities owned, thereby providing diversification in a variety of industries. The Adviser furnishes experienced management to select and watch over the investments of the Funds. Each Fund will redeem any of its outstanding shares on demand of the owner at the next determined net asset value. Registration of the Funds under the Act does not involve supervision of the Funds' management or policies by the Securities and Exchange Commission.



                           O B J E C T I V E   A N D
                     I N V E S T M E N T   A P P R O A C H

GENERAL
   The investment objective of each of the Funds is to produce long-term growth of capital, with current income as a secondary objective. Each Fund pursues its primary investment objective by investing primarily in common stocks, convertible securities, American Depository Receipts and fixed income securities. The Yacktman Focused Fund may also purchase put options on specific stocks in its portfolio to hedge against loss. Each Fund pursues its secondary investment objective by investing in dividend paying common stocks, convertible securities, fixed income securities and short-term money market instruments. Each Fund may lend its portfolio securities and The Yacktman Focused Fund may write put options.
   Because shares of each Fund represent an investment in securities with fluctuating market prices, the net asset value per share of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. An investment in the Funds should be considered a long-term investment. The Funds are not designed to meet investors' short-term financial needs, nor is any single Fund or a combination of the Funds intended to provide a complete or balanced investment program.
   The investment objectives, policies and practices of each Fund, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without shareholder approval. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. The descriptions that follow are designed to help choose the Fund that best fits an investor's investment objectives.

THE YACKTMAN FUND
   The investment objective of The Yacktman Fund is long-term growth of capital, with current income as a secondary objective. The Yacktman Fund invests primarily in companies with large capitalization ($1 billion or more) with long records of earnings growth and dividends. In managing the investment portfolio for The Yacktman Fund, the Adviser will diversify The Yacktman Fund's holdings among many companies and industries.

THE YACKTMAN FOCUSED FUND
   The investment objective of The Yacktman Focused Fund is long-term growth of capital, with current income as a secondary objective. The Yacktman Focused Fund also invests primarily in companies with large capitalization ($1 billion or more) with long records of earnings growth and dividends. However, in managing the investment portfolio for The Yacktman Focused Fund, the Adviser may focus on a relatively limited number of securities (i.e., generally 25 or less, other than money market instruments). The Adviser believes that this focused investment strategy has the potential for higher total returns than an investment strategy calling for investment in a larger number of securities. However, the use of this focused investment strategy may increase the volatility of The Yacktman Focused Fund's investment performance. If the securities in which The Yacktman Focused Fund invests perform poorly, this Fund could incur greater losses than it would have had it invested in a greater number of securities.

OTHER INVESTMENT POLICIES AND RISKS
   In addition to the investment policies described above (and subject to certain restrictions described below), each of the Funds (unless indicated to the contrary) may invest in the following securities and employ the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Statement of Additional Information. Unless indicated to the contrary, there is no limitation on the percentage of assets which may be invested in any particular type of security.

MONEY MARKET INSTRUMENTS
   In times when the Adviser believes that adverse economic or market conditions justify such action, substantial portions of a Fund's assets may be held in money market instruments such as United States Treasury bills, certificates of deposit of U.S. banks, commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-2 or better by Standard & Poor's Corporation ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). The Yacktman Focused Fund may also invest in securities issued by other investment companies that invest in high-quality, short-term debt securities (i.e., money market funds). In addition to the advisory fees and other expenses The Yacktman Focused Fund bears directly in connection with its own operations, as a shareholder of another investment company, The Yacktman Focused Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses and such fees and other expenses will be borne indirectly by The Yacktman Focused Fund's shareholders. A Fund may also invest in money market instruments in amounts as the Adviser believes are reasonable to satisfy anticipated redemption requests and to generate current income.

FIXED INCOME SECURITIES
   Both Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and when the Adviser believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Yacktman Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's (AAA and AA) or Moody's (Aaa and Aa). In the event a bond or debenture is downgraded after investment, The Yacktman Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). The Yacktman Focused Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned a rating of at least investment grade. Securities rated BBB by Standard & Poor's or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. If a bond or debenture is downgraded below investment grade, both Funds will promptly dispose of such bond or debenture, unless the Adviser believes it disadvantageous to the Fund and its shareholders to do so. A description of the foregoing ratings is set forth in the Statement of Additional Information. The fixed income securities held by The Yacktman Fund will normally have short-term maturities, although The Yacktman Fund may invest in obligations having maturities as long as five years. The Yacktman Focused Fund may invest in fixed income securities of any length maturity. The value of fixed income securities will tend to decrease when interest rates rise and increase when interest rates fall. Fixed income securities with shorter maturities, while generally offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates.

CONVERTIBLE SECURITIES
   The Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for each Fund using the criteria described above and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield. Each Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

FOREIGN SECURITIES
   The Funds may also invest in U.S. dollar-denominated securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. Investments in securities of foreign issuers may involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards.

OPTIONS ON SECURITIES
   The Yacktman Fund may not puchase or write (sell) put or call options, but The Yacktman Focused Fund may purchase and write put (but not call) options on stocks. The Yacktman Focused Fund will purchase put options on specific stocks in its portfolio only to hedge against a loss caused by an unexpectedly large decline in the price of the stock. The Yacktman Focused Fund may write (sell) put options on stocks to generate income. The Yacktman Focused Fund will only write put options if it is willing to purchase the stock at the exercise price.
   When writing a put option and receiving a premium payment, The Yacktman Focused Fund may become obligated during the term of the option to purchase the securities underlying the option at a specific price (exercise price). This event is unlikely to occur unless the market price of such securities is less than the exercise price. To cover its obligation, The Yacktman Focused Fund will maintain with its custodian in a segregated account cash or liquid securities equal in value to the exercise price. When purchasing a put option, The Yacktman Focused Fund has the right, in return for a premium paid, during the term of the option, to sell the securities underlying the option at the exercise price. If a put option which The Yacktman Focused Fund has purchased is not exercised, the option will become worthless on the expiration date, and The Yacktman Focused Fund will realize a loss in the amount of the premium paid, plus commission costs. No assurance can be given that a market will exist at all times for all outstanding put options purchased or sold by The Yacktman Focused Fund. In such event, The Yacktman Focused Fund would be unable to realize its profits or limit its losses until it could exercise the put options it holds and it would remain obligated until the put options it wrote were exercised or had expired.

PORTFOLIO TURNOVER
   The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. For the fiscal year ended December 31, 1996, the PORTFOLIO TURNOVER RATE WAS APPROXIMATELY 60% FOR THE YACKTMAN FUND. THE PORTFOLIO TURNOVER RATE FOR THE YACKTMAN FOCUSED FUND GENERALLY IS NOT EXPECTED TO EXCEED 65%. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier brokerage costs which the Fund must pay and increased realized gains (or losses) to investors.

LENDING SECURITIES
   For income purposes, a Fund may lend its portfolio securities. The Funds' investment restrictions provide that no such loan may be made if thereafter more than 30% of the value of a Fund's total assets would be subject to such loans. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, a Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.
   Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Funds' custodian in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value shall become less than the market value of the loaned securities. Because there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.
   The borrower, upon notice, must redeliver the loaned securities within three business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal. In making such loans, a Fund may utilize the services of a loan broker and pay a fee therefor. A Fund may incur additional custodian fees for services in connection with lending of securities.

BORROWING
   Both Funds may borrow money from banks for temporary or emergency purposes such as to meet redemption requests when liquidation of portfolio instruments would be inconvenient or disadvantageous. The Yacktman Fund will borrow only for such purposes and in an amount not exceeding 10% of the value of its total assets. The Yacktman Fund will not purchase portfolio securities while any borrowed amounts remain outstanding. The Yacktman Focused Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of The Yacktman Focused Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of The Yacktman Focused Fund when it leverages its investments will increase more when The Yacktman Focused Fund's assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, The Yacktman Focused Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, The Yacktman Focused Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of The Yacktman Focused Fund's assets should fail to meet this 300% coverage test, The Yacktman Focused Fund within three business days, will reduce the amount of The Yacktman Focused Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

BROKER PRACTICES
   Subject to an overall policy to seek to place portfolio transactions as efficiently as possible and at a favorable price, research services, payment of Fund expenses and placement of orders by securities firms for the Fund's shares may be taken into account as a factor in placing portfolio transactions.

INVESTMENT LIMITATIONS
   Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. A list of the Funds' policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Funds' investment objectives, as well as other policies which are not deemed fundamental, may be modified by the Board of Directors without shareholder approval. Any change in a Fund's investment objective may result in the Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund.



                              M A N A G E M E N T
                            O F   T H E   F U N D S

   As a Maryland corporation, the business and affairs of the Company are managed by its Board of Directors. The Company, on behalf of each of the Funds, has entered into Investment Advisory Agreements (the "Advisory Agreements") with Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606. Pursuant to such Advisory Agreements, the Adviser furnishes continuous investment advisory services to each of the Funds. The Adviser does not advise any other mutual funds, but does act as the investment adviser to individuals and institutional clients with investment portfolios of approximately $1.5 billion. The Adviser was organized in April 1992. Mr. Donald A. Yacktman, the president and sole stockholder of the Adviser, is the portfolio manager for each of the Funds and, as such, is responsible for the day-to-day management of their portfolios. Mr. Yacktman has managed each of the Funds' portfolios since inception and was an officer and portfolio manager from April 1982 through March 11, 1992 with Selected Financial Services, Inc.; and a portfolio manager from 1968 to 1982 with Stein Roe & Farnham, where he was also a partner from 1974 to 1982.
   The Adviser supervises and manages the investment portfolios of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Funds (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee from The Yacktman Fund based on The Yacktman Fund's average daily net assets at the annual rate of .65 of 1% on the first $500,000,000 of average daily net assets, .60 of 1% on the next $500,000,000 of average daily net assets and .55 of 1% on average daily net assets in excess of $1,000,000,000 and a monthly fee from The Yacktman Focused Fund based on The Yacktman Focused Fund's average daily net assets at the annual rate of 1% on average daily net assets. The Adviser will waive all or a portion of the advisory fee otherwise payable by The Yacktman Focused Fund to the extent necessary to insure that aggregate annual operating expenses, excluding interest, taxes, brokerage commissions and extraordinary items, do not exceed 1.25% of average net assets. The advisory fees paid in the fiscal year ended December 31, 1996 by The Yacktman Fund were equal to .64% of The Yacktman Fund's average net assets.

   Pursuant to an Administration and Fund Accounting Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202-5712, acts as administrator and fund accountant. As administrator, the Administrator provides clerical, compliance, regulatory and other administrative services. As fund accountant, the Administrator calculates each Fund's net asset value. For administrative services, the Administrator receives from The Yacktman Fund a fee, computed daily and payable monthly, based on The Yacktman Fund's average daily net assets at the annual rate of .15 of 1% on the first $50,000,000 of average daily net assets, .05 of 1% on the next $50,000,000 of average daily net assets and .025 of 1% on average daily net assets in excess of $100,000,000. And for fund accounting services, the Administrator receives from The Yacktman Fund a fee, computed daily and payable monthly, based on The Yacktman Fund's average daily net assets at the annual rate of $20,000 on the first $100,000,000 of average daily net assets, .010% on the next $100,000,000 of average daily net assets, and .005% of average daily net assets in excess of $200,000,000.

   For administrative and fund accounting services, The Yacktman Focused Fund pays the Administrator a fee, computed daily and payable monthly, at the annual rate of .05% of The Yacktman Focused Fund's average daily net assets, subject to a minimum annual fee of $50,000.
   The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing the registration statement required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.



                      P U R C H A S E   O F   S H A R E S

INITIAL INVESTMENT
   Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order. The Board of Directors of the Company has established $2,500 as the minimum initial purchase and $100 as the minimum for any subsequent purchase (except for Individual Retirement Accounts ("IRAs") and Automatic Investment Plans, where the initial minimum is $500, and through dividend reinvestment). Investors will receive written notification at least 30 days in advance of any changes in such minimum amounts.

BY MAIL
   Share purchase applications may be obtained from the Funds. (Please note that investors must use different forms if investing through an IRA or prototype retirement plan. See "RETIREMENT PLANS.") Completed share purchase applications should be mailed directly to:

   The Yacktman Funds, Inc.
   Shareholder Services Center
   P.O. Box 701
   Milwaukee, Wisconsin 53201-0701

To purchase shares by OVERNIGHT OR EXPRESS MAIL, please use the following street address:


   The Yacktman Funds, Inc.
   Shareholder Services Center, 3rd Floor
   615 East Michigan Street
   Milwaukee, Wisconsin 53202-5207


The U.S. Postal Service or other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services, does not constitute receipt by Firstar Trust Company or the Funds. DO NOT mail letters by overnight courier to the Post Office Box address.
   All applications must be accompanied by payment in the form of a check made payable to "The Yacktman Funds, Inc." All purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Trust Company will charge a $20 fee against an investor's account for any payment check returned to the custodian for insufficient funds. The investor will also be responsible for any losses suffered by the Funds as a result. When a purchase is made by check and a redemption is made shortly thereafter, Firstar Trust Company, the Funds' transfer agent (the "Transfer Agent"), may delay the mailing of a redemption check until it is satisfied that the check has cleared. (It will normally take up to 3 business days to clear local personal or corporate checks and up to 7 business days to clear other personal and corporate checks.)


BY WIRE
   To avoid redemption delays as described above, purchases may be made by direct wire transfers. The establishment of a new account by wire transfer should be preceded by a telephone call to the Transfer Agent at 1-800-457-6033 or 1-414-765-4124. The investor will be asked to provide his or her name, address, Social Security or taxpayer identification number, the amount of his or her investment and the name and address of the bank that will be wiring the investment. The Transfer Agent will inform the investor of his or her assigned investor account number at that time. Funds should be wired through the Federal Reserve System as follows:


   Firstar Bank Milwaukee, N.A.
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202
   ABA Number 0750-00022
   For credit to Firstar Trust Company
   Account Number 112-952-137
   For further credit to The Yacktman Funds, Inc.
   (name of Fund to be purchased)
   (investor account number)
   (name or account registration)

   After wiring funds, the investor will receive in the mail from the Transfer Agent a share purchase application. Upon receipt, the investor must complete the application and return it to the Transfer Agent.
   Inquiries concerning the Funds or the share purchase application may be directed to the Transfer Agent. For telephone assistance call toll-free, 1-800-457-6033.

SUBSEQUENT INVESTMENTS (MINIMUM $100)
   Additions to an investor's account may be made BY MAIL ($100 MINIMUM) or BY WIRE ($1,000 MINIMUM). When adding to an account by mail, the investor should send to the Transfer Agent his or her remittance, together with the detachable form sent with the most recent statement from the Transfer Agent. If this form is unavailable, the investor should send a note giving the full name of the account and the account number. For additional investments made by wire transfer, the investor should use the aforementioned wiring instructions. The investor should notify the Transfer Agent at 1-800-457-6033 prior to wiring funds. The required minimum investments may be waived in the case of qualified retirement plans.


BY TELEPHONE
   Additions to an investor's account may also be made BY TELEPHONE ($100 MINIMUM) using the investor's bank account to clear the purchase transaction via electronic funds transfer (EFT). Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Telephone transactions may not be used for initial purchases of shares of the Funds. Fund shares will be purchased at the net asset value determined as of the close of trading on the date that the Transfer Agent receives payment for shares purchased by EFT through the ACH system. Most transfers are completed within three business days. No fee is currently charged for this service. To establish the telephone purchase option, please complete the appropriate section of the purchase application. Inquiries concerning this option may be directed to the Transfer Agent at 1-800-457-6033.


GENERAL INFORMATION
   All applications to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until so accepted. The Funds do not, except as indicated in the following sentence, accept telephone orders for the initial purchase of shares, and they reserve the right to reject applications in whole or in part. The Funds may accept telephone orders from broker-dealers who have been previously approved by the Funds. It is the responsibility of such broker-dealers promptly to forward purchase or redemption orders to the Funds. Although there is no sales charge levied directly by the Funds, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Funds or the Adviser.
   In order to relieve the investor of responsibility for safekeeping and delivery of stock certificates, the Funds do not issue certificates unless the investor requests a certificate each time a purchase is made. Instead, shares purchased are automatically credited to an account maintained for the investor on the books of the Funds by the Transfer Agent. The investor will receive a statement showing the details of each transaction. No charge will be imposed for the issuance of stock certificates.

AUTOMATIC INVESTMENT PLAN
   The Funds offer an Automatic Investment Plan whereby an investor may automatically make purchases of shares of the Funds on a regular, convenient basis ($100 minimum per transaction). A $500 MINIMUM INITIAL INVESTMENT must be met before the Automatic Investment Plan may be established. Under the Automatic Investment Plan, an investor's designated bank or other financial institution debits a preauthorized amount on the investor's account each month and applies the amount to the purchase of shares of the Funds. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). In addition, the Funds must have a currently effective registration in those states in which it is required. No service fee is currently charged by the Funds for participating in the Automatic Investment Plan. A $20 fee will be imposed by the Transfer Agent if sufficient funds are not available in the investor's account at the time of the automatic transaction. Applications to establish the Automatic Investment Plan are available from the Funds. Investors who wish to make a change in investments made through an automatic investment plan may do so by calling the Transfer Agent at 1-800-457-6033.

DISTRIBUTION PLAN
   There are no sales loads on purchases of shares of the Funds nor redemption charges on redemptions of shares. The Yacktman Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. THE EFFECTIVE 12B-1
FEE FOR THE YACKTMAN FUND WAS 0.07% FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. THE YACKTMAN FOCUSED FUND HAS NOT ADOPTED A DISTRIBUTION PLAN. Payments under the Plan in any year are limited to 0.25% of the average daily net assets of The Yacktman Fund. The Plan permits The Yacktman Fund to employ one or more distributors of its shares. PAYMENTS UNDER THE PLAN, HOWEVER, MAY BE MADE ONLY TO DISTRIBUTORS EMPLOYED BY THE YACKTMAN FUND WITH RESPECT TO SHARES BENEFICIALLY OWNED BY EACH SUCH DISTRIBUTOR'S BROKERAGE CLIENTS WHO ESTABLISHED THEIR YACKTMAN FUND ACCOUNTS PRIOR TO DECEMBER 31, 1992. Such fees may decline as a percentage of net assets as assets of The Yacktman Fund increase and/or as the clients of distributors employed by The Yacktman Fund who established their accounts prior to December 31, 1992 redeem their shares. The Yacktman Fund pays to each distributor a monthly fee for distribution of The Yacktman Fund's shares at the rate of 0.65% per annum of the aggregate average daily net asset value of the shares in the distributor's accounts. These distribution fees can be characterized as trail fees. Such fees may be spent by a distributor on any activities or expenses primarily intended to result in the sale of The Yacktman Fund's shares, including but not limited to compensation paid to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support the distribution of shares of The Yacktman Fund. See "DISTRIBUTION PLAN" in the Statement of Additional Information for a more complete description of the Plan. Long-term shareholders (e.g., in excess of 25 years) may pay more through the imposition of the distribution fee over time than the economic equivalent of the maximum front-end sales charge permitted to be charged by brokers if The Yacktman Fund were to have a front-end sales charge.



                        R E T I R E M E N T   P L A N S

   The Funds offer the following retirement plans that may be funded with purchases of shares of the Funds and may allow investors to shelter some of their income from taxes:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
   Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The MINIMUM INITIAL INVESTMENT for an IRA is $500. The Funds offer a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee. (See IRA Custodial Agreement and Disclosure Statement.)
   Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

SIMPLIFIED EMPLOYEE PENSION PLAN
("SEP-IRA")
   The Funds also offer a Simplified Employee Pension (SEP) plan for employers, including self-employed individuals, who wish to purchase shares of the Funds with tax-deductible contributions. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS
("SIMPLE")
   The Funds also offer a SIMPLE plan for employers, including self-employed individuals, with 100 or fewer employees who wish to purchase shares of the Funds with tax-deductible contributions. A SIMPLE plan allows employees to elect to reduce their compensation and have such amounts contributed to the plan. Under the SIMPLE plan, employer and employee contributions are made directly to the SIMPLE IRA accounts of eligible participants.

DEFINED CONTRIBUTION RETIREMENT PLAN (KEOGH OR CORPORATE PROFIT-SHARING AND MONEY-PURCHASE PLANS)
   A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Funds with tax-deductible contributions.

CASH OR DEFERRED 401(K) PLAN
   A prototype cash or deferred 401(k) arrangement is also available as part of the Defined Contribution Retirement Plan for employers who wish to allow employees to elect to reduce their compensation and have such amounts contributed to the plan.

MODEL 403(B)(7) PLAN
   A model 403(b)(7) plan is available for employees of certain charitable, educational and governmental entities.

   A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the Funds upon request. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.


                      E X C H A N G E   P R I V I L E G E

   The Company generally permits shareholders to exchange shares of The
Yacktman Fund for shares of The Yacktman Focused Fund. Additionally all or part of the shares of the Funds owned by an investor may be exchanged for shares of the Portico Money Market Fund, the Portico U.S. Government Money Market Fund and the Portico Tax-Exempt Money Market Fund (collectively the "Portico Money Funds"). The Portico Money Funds are described in a separate prospectus available from the Funds. Firstar Investment Research & Management Company, an affiliate of Firstar Trust Company, serves as the investment adviser to each of the Portico Money Funds. Investors may subsequently exchange such shares and shares purchased with reinvested dividends for shares of the Funds. Use of the exchange privilege is subject to the minimum purchase and redemption amounts set forth in this Prospectus and in the prospectus for the applicable Portico Money Fund, and is available only if shares of the applicable Portico Money Fund are registered for sale in the state of residence of the investor. Investors may obtain a copy of the prospectuses for any Portico Money Fund from the Funds and are advised to read it carefully before authorizing any investment in shares of such fund.
   Exchange requests are subject to a $1,000 MINIMUM. Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Funds or their investors. Investors will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitations by writing to The Yacktman Funds, Inc., Shareholder Services Center, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Except as stated above, the Funds currently do not impose any limitations on exchanges. There will be a $5.00 FEE charged to the investor's account FOR EACH TELEPHONE EXCHANGE transacted by the investor. This fee will be charged to the account from which the funds are being withdrawn prior to effecting the exchange. There is NO FEE FOR A WRITTEN EXCHANGE REQUEST.
   An exchange involves a redemption of all or a portion of the shares in one Fund and the investment of the redemption proceeds in shares of the other Fund or the applicable Portico Money Fund. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares of the Fund or the Portico Money Fund to be acquired will be purchased at the per share net asset value of those shares next determined coincident with or after the time of redemption. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, the investor may realize a capital gain or loss. Before making an exchange request, the investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. For further information regarding the exchange privilege, see "EXCHANGE PRIVILEGE" in the Funds' Statement of Additional Information.



                     R E D E M P T I O N   OF   S H A R E S

REDEMPTION BY TELEPHONE
   Investors may redeem shares of the Funds by telephone. To redeem shares by telephone, an investor must check the appropriate box on the share purchase application as the Funds do not make this feature available to shareholders automatically. Once this feature has been requested, shares may be redeemed by phoning the Transfer Agent at 1-800-457-6033 or 1-414-765-4124 and giving:

   - the account name,
   - the account number, and
   - either the number of shares or the
     dollar amount to be redeemed.

Proceeds redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the records of the Transfer Agent. TELEPHONE REDEMPTIONS MUST BE IN AMOUNTS OF $1,000 OR MORE. Any written redemption request received within 10 business days after an address change made by telephone, must be accompanied by a signature guarantee and no telephone redemption will be allowed within 10 business days of such a change.

   Redemption proceeds may also be deposited, via EFT through the ACH system, to an investor's bank account if the investor has completed the appropriate section of the purchase application. Most transfers are completed within three business days. No fee is currently charged for this service. Inquiries concerning this option may be directed to the Transfer Agent at 1-800-457-6033.

   Payment of the redemption proceeds for shares of the Funds redeemed by telephone where an investor requests wire payment will normally be made in federal funds on the next business day. As stated above, the Transfer Agent will wire redemption proceeds only to the bank and account designated on the share purchase application or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank located within the United States. The Transfer Agent currently charges a $12.00 FEE for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.
   In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.
   The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares of the Funds by telephone may be modified or terminated by the Funds at any time. Neither the Funds nor the Transfer Agent will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine even if such instructions prove to be unauthorized or fraudulent. They will employ reasonable procedures to confirm that instructions received by telephone are genuine, including requiring the shareholder to provide the shareholder's account number to verify ownership, tape recording all instructions and providing written confirmation of such instructions, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

REDEMPTION BY MAIL
   Investors may request redemption of part or all of their shares by mail whenever they wish. For most redemption requests, an investor need only deliver to the Transfer Agent a written, unconditional request to redeem his or her shares at net asset value. A request for redemption must include:

   - the name of the Fund (i.e., The Yacktman
     Fund, The Yacktman Focused Fund or a Portico money market fund);
   - the account number;
   - the dollar amount or number of shares
     being redeemed;
   - the name(s) on the account registration;
   - the signatures of all registered account owners; and
   - a daytime telephone number.

If stock certificates have been issued, the investor must also deliver the certificate or certificates in transferable form, duly endorsed or accompanied by a separate stock power. In certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, additional documentation and signature guarantees may be required. Redemptions are effected only by the Transfer Agent. In case of any questions concerning the nature of such additional requirements, the Transfer Agent should be contacted in advance.
   Redemption requests may be submitted directly to the Transfer Agent at no cost to the investor. They may also be submitted through securities dealers, in which case a service fee may be charged by such dealer. If a redemption request is not sent directly to the Transfer Agent, it will be forwarded to the Transfer Agent, and the effective date of redemption will be delayed until the request is received by the Transfer Agent. THUS, TO AVOID DELAY, PLEASE SUBMIT REDEMPTION REQUESTS DIRECTLY TO THE TRANSFER AGENT AT:


   The Yacktman Funds, Inc.
   Shareholder Services Center
   P.O. Box 701
   Milwaukee, Wisconsin 53202-0701

The U.S. Postal Service or other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services, does not constitute receipt by Firstar Trust Company or the Funds. DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207.


SIGNATURE GUARANTEE
   Except in certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, signatures need not be guaranteed unless:

   - the redemption request exceeds $25,000;
   - the proceeds of the redemption are
     requested to be sent by wire transfer to a person other than the registered holder(s) of the shares to be redeemed;
   - the proceeds of the redemption are to be mailed to other than the address of record; or
   - a change of address request has been received by the Funds or the Transfer Agent within the last 10 business days.

In such cases, each signature on any stock certificate, stock power or redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution.

REDEMPTION PRICE
   The redemption price per share is the next determined net asset value per share for each Fund after receipt by the Transfer Agent of the written request containing the information set forth above, accompanied by all required documentation. The amount received will depend on the market value of the investments in such Fund's portfolio at the time of determination of net asset value and may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder or, if requested by the investor, an EFT will be made, typically within one or two days, but no later than the seventh day after receipt of the redemption request in proper form and of all required documentation (except as indicated above for certain redemptions of shares purchased by check).
   Investors should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent by mail as described above.
   When redemption is requested shortly after shares have been purchased by personal check, the redemption proceeds will be delayed until the Funds can verify that the check has cleared. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.) Investors may not use a wire transfer to a predesignated account until the shares being redeemed have been issued for at least 10 business days. To reduce such delay, the Funds recommend that all purchases be made by direct wire transfer.
   To relieve the Funds of the cost of maintaining uneconomical accounts, the Funds reserve the right to redeem the shares held in any account if, at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involuntary redemption would occur, the investor would be given at least 60 days' written notice and, during that period, the investor could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in any Fund's net asset value. Any such involuntary redemption would be at net asset value.
   The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.



                              S Y S T E M A T I C
                         W I T H D R A W A L   P L A N

   To accommodate the current cash needs of investors, the Funds offer a Systematic Withdrawal Plan, pursuant to which an investor may provide that a fixed sum be distributed to him or her at regular intervals. AN INVESTOR MUST OWN SHARES OF THE FUNDS WORTH AT LEAST $10,000 AT CURRENT NET ASSET VALUE IN ORDER TO PARTICIPATE IN THE PLAN. In electing to participate in the Systematic Withdrawal Plan, an investor should realize that within any given period the appreciation of his or her investment in the Funds may not be as great as the amount withdrawn. A more complete discussion of the Systematic Withdrawal Plan is included in the Funds' Statement of Additional Information. The Systematic Withdrawal Plan does not apply to shares of the Funds held in IRAs or other retirement plans. An application for participation in the Systematic Withdrawal Plan can be obtained from the Funds. Investors who wish to make a change in their Systematic Withdrawal Plan may do so by calling the Transfer Agent at 1-800-457-6033.



                        D E T E R M I N A T I O N   O F
                         N E T   A S S E T   V A L U E

   The price investors pay when buying shares of the Funds, and the price investors receive when redeeming shares of the Funds, is the net asset value of the shares. No sales charge or commission of any kind is added by the Funds upon a purchase and no charge is deducted upon a redemption.
   The per share net asset value of a Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities excluding capital and surplus) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Funds prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.
   Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.



                           D I V I D E N D S   A N D
                           D I S T R I B U T I O N S

   THE FUNDS PAY DIVIDENDS QUARTERLY from net investment income. Any NET REALIZED CAPITAL GAIN not offset by capital loss carryovers is distributed ANNUALLY. Investors may elect to have all income dividends and capital gains distributions reinvested in the Funds or paid in cash. See the share purchase application for further information. If an investor does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Funds, calculated to the nearest 1,000th of a share. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to the investor's account on such date. As in the case of other purchases, stock certificates will not be issued unless requested. Investors will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Funds registered in the same name, including those previously purchased. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
   An investor may change his or her election at any time by notifying the Funds in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Funds may modify or terminate the dividend reinvestment program at any time on 30 days' notice to participants.
   The Transfer Agent will accept a request to change from cash to reinvest.
The Transfer Agent will also accept a request to change reinvest to cash as long as the proceeds are sent to the address of record or to a preauthorized wire/EFT payment address already established on the account. A request to begin EFT of dividends to a bank not already on the account or to have the check sent to another address must be received with a signature guarantee.



                                   T A X E S

   Each Fund intends to qualify annually for and elect tax treatment applicable to a "regulated investment company" under Subchapter M of the Code. Each Fund intends to distribute all of its taxable net income and realized net gains to investors so that each Fund will not be required to pay any income taxes. Such distributions are taxable as ordinary income or capital gain to investors unless their income is not subject to income tax. Investors may also be subject to state and local taxes on such distributions. Investors are informed annually of the amount and nature of such income or gain. Only dividends that represent dividends received by the Funds from U.S. corporations may, subject to certain limitations, qualify for the dividends received deduction, which is available only to certain corporations.
   If a Fund distributes less than the amount it is required to distribute during any year, such Fund will be subject to a 4% excise tax on the under-distributed amount. Each Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.

   A FUND WILL BE REQUIRED TO WITHHOLD FEDERAL INCOME TAX AT A RATE OF 31% ("backup withholding") from dividend payments and redemption and exchange proceeds IF AN INVESTOR FAILS TO FURNISH SUCH FUND WITH HIS SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER OR FAILS TO CERTIFY UNDER PENALTY OF PERJURY THAT SUCH NUMBER IS CORRECT OR THAT HE IS NOT SUBJECT TO BACKUP WITHHOLDING DUE TO THE UNDERREPORTING OF INCOME. This certification is included as part of the share purchase application and should be completed when the account is opened.

   Investors should consult their tax advisers for a complete review of the tax ramifications of an investment in the Funds.



                       C A P I T A L   S T R U C T U R E

   The Company's authorized capital consists of 1,000,000,000 shares of Common Stock, $0.0001 par value. The common stock is divisible into an unlimited number of "series," each of which is a separate Fund. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and
(iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Act. The Company also has adopted provisions in its Bylaws for the removal of directors by the shareholders.

   Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock. The Funds will not issue certificates evidencing shares of Common Stock purchased unless so requested in writing. Where certificates are not issued, the investor's account will be credited with the number of shares purchased, relieving investors of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of Common Stock. Any investor may deliver certificates to Firstar Trust Company and direct that his or her account be credited with the shares. Any investor may direct Firstar Trust Company at any time to issue a certificate for his or her shares of Common Stock without charge. In addition to serving as the Fund's Transfer Agent, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207, is the custodian for all securities and cash of the Funds and acts as the Funds' dividend disbursing agent.

   Pursuant to the Company's Articles of Incorporation, the Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting is required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, belong to that class and are charged with the liabilities in respect of that class and of that class' share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class is based on the assets belonging to that class less the liabilities charged to that class, and dividends may be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.



                     S H A R E H O L D E R   R E P O R T S

   Investors will be provided at least semi-annually with a report showing each Fund's portfolio and other information and annually after the close of the Funds' fiscal year, which ends December 31, with an annual report containing audited financial statements. An individual account statement will be sent to the investor by Firstar Trust Company after each purchase, including reinvestment of dividends, or redemption of shares of the Funds. Each investor will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Funds during such year.
   Investors who have questions about their respective accounts should call Firstar Trust Company at 1-800-457-6033 or 1-414-765-4124. In addition, investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan or a change in the manner in which dividends are received may also do so by calling the Transfer Agent at 1-800-457-6033. Investors who have questions regarding the investment strategy and historical performance of the Funds should call Yacktman Asset Management Co. at 1-800-525-8258 and ask to speak to a member of the portfolio management group. Alternatively, investors may also write to The Yacktman Funds, Inc., 303 West Madison Street, Chicago, Illinois 60606, Attention: Corporate Secretary.



                        F U N D   P E R F O R M A N C E

   Each Fund may provide from time to time in advertisements, reports to investors and other communications with investors its average annual compounded rate of return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in each Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions.
   In reports or other communications to investors and in advertising material, a Fund may compare its performance to the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") or Morningstar, Inc. ("Morningstar"), three widely recognized independent mutual fund reporting services. Lipper, CDA and Morningstar performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market. The market prices and yields of these stocks will fluctuate. A Fund also may quote performance information from publications such as THE WALL STREET JOURNAL, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, FORBES, SMART MONEY, BARRON'S, WORTH MAGAZINE, and USA TODAY.



                               D I R E C T O R S

*JON D. CARLSON-Director. Executive Vice President of Yacktman Asset Management Co.

THOMAS R. HANSON-Director. Partner of Fleming/Hanson Sales, a manufacturers representative firm in the commercial and industrial air conditioning industry.

STANISLAW MALISZEWSKI-Director. Managing Director of Gateway Asset Management, Inc., an investment management and marketing company for large institutional investors.

STEPHEN E. UPTON-Director. Retired President of the Whirlpool Foundation.

*DONALD A. YACKTMAN-Director. President of Yacktman Asset Management Co.



                      P R I N C I P A L   O F F I C E R S

DONALD A. YACKTMAN-President and Treasurer.

JON D. CARLSON-Vice President and Secretary.

RONALD W. BALL-Vice President.



                      I N V E S T M E N T   A D V I S E R

YACKTMAN ASSET MANAGEMENT CO.
303 West Madison Street, Suite 1925
Chicago, Illinois 60606-3308



                           A D M I N I S T R A T O R

SUNSTONE FINANCIAL GROUP, INC.
207 East Buffalo Street, Suite 400
Milwaukee, Wisconsin 53202-5712



                     C U S T O D I A N ,   T R A N S F E R
                      A G E N T   A N D   D I V I D E N D
                        D I S B U R S I N G   A G E N T

FIRSTAR TRUST COMPANY
615 East Michigan Street
Milwaukee, Wisconsin 53202-5207
1-800-457-6033
1-414-765-4124



                             I N D E P E N D E N T
                             A C C O U N T A N T S

PRICE WATERHOUSE LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202



                           L E G A L   C O U N S E L

FOLEY & LARDNER
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5367


* Director who is an "interested" person of the Fund (as defined in the Investment Company Act of 1940).


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FOR FUND INFORMATION AND
SHAREHOLDER SERVICES, CALL
1-800-525-8258


THE YACKTMAN FUNDS, INC.
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207